United States
Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 12, 2021

Puget Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada
(State of Incorporation)

333-179212	01-0959140
Commission File Number	(I.R.S. Employer Identification No.)

1200 North Federal Highway, Suite 200-A; Boca Raton, Florida	33432
(Address of Principal Executive Offices)	(Zip Code)

1 561 2108535
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Registrant’s website: https://pugettechnologies.com/

Forward Looking Statements

This current report on Commission Form 8-K contains forward-looking information. Any statements contained in this document that are not statements of historical fact may be deemed to be forward-looking statements. You can identify forward-looking statements as those that are not historical in nature, particularly those that use terminology such as “may”, “will”, “should”, “expects”, “anticipates”, “contemplates”, “estimates”, “believes”, “plans”, “projects”, “predicts”, “potential” or “continue” or the negative of these similar terms. In evaluating these forward-looking statements, you should consider various factors, including the following: (a) those risks and uncertainties related to general economic conditions, (b) whether the Registrant is able to manage its planned growth efficiently and operate profitably, (c) whether it is able to generate sufficient revenues or obtain financing to sustain and grow its operations, and (d) whether it is able to successfully fulfill its primary requirements for cash. The Registrant’s actual results may differ significantly from the results projected in the forward-looking statements. The Registrant assumes no obligation to update forward-looking statements.

Explanation for the basis for this amendment:

This amendment deals solely with correcting the document filed as exhibit 10.01 to this current report and adding a related press release explaining the error to the public. No other changes are involved. The document that should have been filed was the investment banking agreement with Cambridge Wilkinson, LLC (“CW”) and Avalon Securities Ltd. Instead, an incomplete draft of a related draft limited offering memorandum was filed. The press release related to the foregoing issued immediately after the error was identified is filed herewith as exhibit 99.01.

Section 1 - Registrant’s Business and Operations

Item 1.01        Entry into a Material Definitive Agreement.

Investment Banking Agreement

On October 12, 2021, the Registrant entered into an investment banking agreement with Cambridge Wilkinson, LLC (“CW”) and Avalon Securities Ltd. (“ASL”, and its affiliate Avalon Group Ltd. (“Group”). For convenience, CW, ASL and Group will be hereinafter collectively and generically referred to as the “Investment Banker”. Pursuant to the terms of the Registrant’s agreement with the Investment Banker:

The Investment Banker will assist the Registrant as its placement agent and investment banker subject to the terms and conditions set forth in the Agreement. For purposes of the Agreement, any funding source introduced by the Investment Banker to the Registrant or the Registrant’s “Transaction” is referred to as a “Partner”“ and the term “Transaction” will include any sale by the Registrant of equity securities or interests, debt securities, hybrid securities, or the entering into of any fund capital, credit, cash advance, factor, loan, joint venture, buy-out, partnership, lease (property or equipment) or other debt agreements, in one transaction or a series of transactions funded by a Partner(s) over time. The initial Transaction contemplated under the Agreement will involve a limited offering of $20,000,000 in shares of the Registrant’s Class B Convertible Preferred Stock at a placement price of $5.00 per share, in Units of 5,000 shares in reliance on Rule 506(b) of United States Securities and Exchange Commission (hereinafter referred to as either the “SEC” or the “Commission”) Regulation D (the “Initial Transaction”).

The Investment Banker will act as the Registrant’s exclusive Investment Banker in connection with a Transaction for a period of 30 days from a mutually agreed upon start date (example, the date the first teaser is sent out) (the “Initial Exclusivity Period”) and, upon expiration of the Initial Exclusivity Period, subject to successful conclusion of the Initial Transaction or the termination of the Agreement, the Investment Banker will continue to assist the Registrant as non-exclusive the Investment Banker in conjunction with any subsequent Transactions.

Puget Technologies, Inc.: Amendment to dated November 15, 2021 to Form 8-K filed on October 18, 2021

Page 2 of 7 excluding exhibits

If the Registrant closes any Transaction with a Partner or with a person introduced to the Registrant or the Registrant’s Transaction by a Partner, including the Initial Transaction, the Registrant will pay the Investment Banker the fees for such Transaction described below. In amplification of the foregoing, the Registrant will have the sole discretion to close on any Transaction(s) but if the Registrant closes on any transaction with a Partner(s), the Registrant will be obligated to pay the Investment Banker fees as hereinafter set forth in a timely manner.

Subject to successful completion of the Initial Transaction or transaction, the Investment Banker will have the exclusive right of first refusal to raise any additional funds on any subsequent raises for the Registrant for three years from the date of the Agreement (the “Right of First Refusal”). The Right of First Refusal will survive the termination of the Agreement.

Depending on the nature of the Transaction, and as requested by the Registrant, the Investment Banker may:

A.	Assist the Registrant in developing a marketing strategy for the Registrant’s Transaction(s);

B.	Solicit interest from potential Partners, including identifying potential Partners, introducing potential Partners to the Registrant and facilitating meetings and presentations; in consultation with the members of the Registrant’s management, review and evaluate all indications of interest or proposals received from potential Partners;

C.	Advise the Registrant on strategic issues relating to the Transaction, including the structure and valuation of the Transaction; and

D.	Assist the Registrant in developing a negotiating strategy for a Transaction and, if requested by the Registrant, participate (directly or otherwise) in such negotiations; and provide general assistance in implementing and closing a Transaction, if requested by the Registrant.

As consideration for the Transaction related services provided by the Investment Banker, the Registrant agrees to pay the Investment Banker the following compensation:

1.	The Investment Banker will be owed and paid by the Registrant a cash commission equal to ten percent (10%) of the capital arranged for any Transactions pertaining to the Initial Transaction closed upon by the Registrant with Partner(s). The Investment Banker, or accredited individuals selected by the Investment Banker, at its sole discretion, Investment Banker will have the right for a two (2) year period to convert a portion or all of the Transaction Fee into Registrant shares based on the price of the Registrant’s stock at the date of the initial funding.

2.	The Registrant will pay the Investment Banker Transaction cash fees on subsequent Transactions equal to: (a) one percent (1.0%) times the total amount of senior debt, plus (b) two and one half percent (2.5%) times the total amount of subordinated debt or mezzanine debt, (c) three percent (3.0%) times the total amount of equity including preferred equity and structured equity.

3.	In addition to the foregoing fees, if any Transaction not subject to the foregoing is entered into between any Partner and the Registrant after execution of the Agreement or within 24 months after termination of the Agreement (“Tail”), the Registrant will pay the Investment Banker a Transaction Fee in accordance with the foregoing formulae based on the investment by, or as a result of an introduction by a Partner(s).

4.	In addition to the cash portion of the Transaction Fee, simultaneously with a closing, the Investment Banker, or accredited individuals selected by the Investment Banker, will be granted at the Close, warrants to purchase the Registrant securities purchased by the Partner (the “Warrants”) equal in value to five percent (5%) of the value of the Registrant’s equity value sold in the Transaction to or through a Partner or equivalent value should the Transaction investment take an alternate form. The Warrants will have a strike price equal to the price per share an Investor is paying for the Registrant’s securities at the time of the closing or at a fair market valuation at the time of the closing. The Warrants will have a seven-year (7 year) term and contain the usual and customary terms and conditions for this type of security, including a cashless exercise price.

Puget Technologies, Inc.: Amendment to dated November 15, 2021 to Form 8-K filed on October 18, 2021

Page 3 of 7 excluding exhibits

The Registrant will pay Transaction Fees to the Investment Banker concurrently with and as a condition to closing on any Transaction(s). In addition to any fees that may be payable to the Investment Banker, and without regard to whether a Transaction is entered into, the Registrant will reimburse the Investment Banker promptly upon request, from time to time, for its reasonable out-of-pocket expenses incurred in connection with the Agreement, including without limitation, travel and related expenses, express mail, and other out-of-pocket expenses specifically related to this assignment. Notwithstanding the foregoing, the out-of-pocket expenses charged to the Registrant will not exceed $1,500 for any particular expense without the Registrant’s written consent, nor exceeding $10,000 in the aggregate without mutual agreement of the Parties.

Either party hereto may terminate the Agreement 90 days after the date thereof by giving thirty-days written notice of such party’s desire to terminate to the other party but termination will not affect the Investment Banker’s rights of first refusal for future financing nor the Registrant’s obligations to indemnify and hold the Investment Banker harmless under detailed indemnification obligations assumed by the Registrant under the Agreement.

A copy of such agreement is filed herewith as exhibit 1.01 and the following summary information is qualified in its entirety by reference to such agreement.

Section 3 - Securities and Trading Markets

Item 3.02        Unregistered Sales of Equity Securities.

The response to Item 1.01 is hereby incorporated by reference.

Section 7 - Regulation FD

Item 7.01        Regulation FD Disclosure.

In order to assure compliance with Commission Regulation FD, the Registrant has created accounts on diverse social media platforms including Twitter, Facebook, LinkedIn, YouTube, etc., where it will disseminate information or provide instructions as to where information can be obtained, concerning the Registrant’s activities and proposed activities to which limited groups have or may become privy. As of the date of this current report, such accounts include the following:

Facebook: https://www.facebook.com/pugettechnologies

Twitter: https://twitter.com/PugetSolutions

LinkedIn: https://www.linkedin.com/company/puget-technologies-inc

YouTube: https://www.youtube.com/channel/UCDbLmFlALzqUMut-Y2DL5kw.

Puget Technologies, Inc.: Amendment to dated November 15, 2021 to Form 8-K filed on October 18, 2021

Page 4 of 7 excluding exhibits

Section 8 - Other Events

Item 8.01        Other Events.

Transactions under Negotiation

The Registrant has entered into letters of intent to acquire two additional companies in the health care industry but prices and terms have yet to be negotiated:

●	The first, Glades Medical Centers of Florida LLC is a joint venture formed by Primary Medical Physicians, LLC, a Florida limited liability (“PMP”), and, Glades Medical Centers LLC, a Florida limited liability company using Glades Medical Centers of Florida, LLC, a Florida Limited Liability company (“GMCF”) as the joint venture vehicle all three entities being hereinafter collectively referred to as Glades. The individual principals involved are Messrs. Carlos H. Arce, Esquire, Robbie Chamoun and Daniel Sierra, and, Ramon A. Berenguer, MD, all Florida residents. Glades is focused on primary care diagnosis and treatments for illnesses such as colds, flu, stomach aches or ear infections; minor injury care such as less severe bumps, cuts, abrasions or sprains; pediatrics from common childhood illnesses like influenza, bronchitis, rashes or infections, to minor injury care for cuts, lacerations, sprains or breaks; x-rays and in-house lab testing, and occupational medicine. It is that if the transaction is effected, Glades will be merged into NHC (see “Recently Organized Subsidiaries” below). Revenues for Glades for the calendar years ended December 31, 2019, and 2020 (currently unaudited) were $700,000 and $500,000, respectively.

●	The second, Care Suites LLC, currently a Delaware limited liability company, will provide doctors and other healthcare and wellness professionals with the space, equipment and support they need to start a private practice in a single solution at a fraction of usual costs. Expanding on the concept of co-working, Care Suites will deliver complete facilities that doctors can use on-demand to see patients and expand their practices without the overhead traditionally associated with independent facilities. The usual approach by private doctors starting or expanding their own practices is piecemeal, they have to manage a large number of aspects alien to their professional training from negotiating leases to handling equipment purchasing, regulatory compliance billing and factoring accounts receivable. Care Suites will take over all of those responsibilities within a single membership package, a flexible, comprehensive, and cost-effective private practice solution. Participants will enjoy professional and upscale facilities in prime locations without upfront commitments or investments and without delay. This “space as a service” concept is a managed and cost-effective alternative for healthcare professionals to expand their practices into otherwise inaccessible markets. Because Care Suites was only recently organized it has no operating history but acknowledges that as actual operating results are recorded, its financial statements must be audited in accordance with requirements of Commission Regulation S-X and filed with the Commission no longer than 74 days after closing.

The two companies have granted the Registrant an exclusive right to negotiate specific acquisition terms after it conducts required due diligence and the parties determine the most appropriate valuations and form of acquisition (90 days in the case of Glades and five and a half months in the case of Care Suites). In each case, the acquired companies would become subsidiaries of the Registrant and incorporated into the Registrant’s healthcare division (along with Behavioral Centers of South Florida LLC and D & D Rehab Center, Inc.) in order to generate synergy and attain significant operational savings. While it is anticipated that the Care Suites transaction will involve a traditional acquisition, the Glades acquisition will probably be part of the Registrant’s incubator program for companies that are interested in potential future spinouts as independent public companies. In both cases, The Registrant intends to conclude related negotiations on or before November 30, 2021 with closings to occur by December 31, 2021. Each of the foregoing companies has acknowledged that their financial statements must be audited in accordance with requirements of Commission Regulation S-X and filed with the Commission no longer than 74 days after closing.

Puget Technologies, Inc.: Amendment to dated November 15, 2021 to Form 8-K filed on October 18, 2021

Page 5 of 7 excluding exhibits

Recently Organized Subsidiaries

On October 12, 2021, the Registrant organized a new subsidiary, Puget Puerto Rico, Inc., as a vehicle to do business in the Commonwealth of Puerto Rico where the Registrant anticipates conducting substantial activities in order to avail itself of benefits provided under the Puerto Rico Incentives Code Act (Act 60-2019). Initial activities will focus on testing of apps developed by Víctor Germán Quintero Toro, the Registrant’s chief technologies officer, involving a proprietary transport control and programming system based on big data (a field that treats ways to analyze, systematically extract information from, or otherwise deal with data sets that are too large or complex to be dealt with by traditional data-processing application software) and artificial intelligence; and, a proprietary platform for improved doctor patient scheduling and treatment interaction. The new subsidiary has access to office facilities at the Metro Office Park; 7 Calle 1, Suite 204; Guaynabo, Puerto Rico 00968 and its telephone number is +1787 200 2716.

In addition to the foregoing, on September 22, 2021, the Registrant’s president and others organized Now Health Corp., a Florida corporation (“NHC”) in which the Registrant has obtained a controlling interest (80.4% of its common stock) as a result of which it has become a consolidated subsidiary. Karen Lynn Fordham, the Registrant’s president and chief executive officer who helped develop the concept prior to joining the Registrant will own 4.9% of NHC’s Capital Stock; and, Paula H. Walker, RT, BSN, RN, and Mary N. Smith, experienced healthcare professionals who developed the concept along with Ms. Fordham will each own 4.9% of NHC’s Capital Stock; and Albert Mayor Cohen a member of the board of directors of NHC will own 4.9%. NHC seeks to provide innovative solutions in healthcare markets throughout the United States through a multidisciplinary approach to healthcare allowing patients to receive treatment for all types of care in one location. It intends to operate as a healthcare ecosystem providing easy access for patients to receive treatment for primary, preventive, wellness, imaging, and labs services, and may include other ancillary services such as urgent care, pharmacy, dental, and ophthalmology in one location. Such business model will eventually be offered to employers within a 50 mile range of a Now Health facility to use as their own specialized healthcare services at a fraction of the prices normally paid.

Impact on Shell Status

The Registrant anticipates that at such time as it closes on the acquisition of any of the foregoing entities it will file the appropriate report of current event on Form 8-K addressing Items 201 and 506 to terminate its status as a “shell” under applicable securities laws.

Section 9 - Financial Statements and Exhibits Item 9.01 Financial Statements and Exhibits.

Exhibit Index

Exhibit Number	Description
1.01	Underwriting agreement
21.01	Subsidiaries of the registrant
99.01	Press release issued on November 15, 2021 re incorrectly filed exhibit.

Puget Technologies, Inc.: Amendment to dated November 15, 2021 to Form 8-K filed on October 18, 2021

Page 6 of 7 excluding exhibits

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PUGET TECHNOLOGIES, INC.
Date: November 15, 2021
	By:	/s/Karen Lynn Fordham/s/
Karen Lynn Fordham, President and Chief Executive Officer

	By:	/s/Thomas Jaspers/s/
Thomas Jaspers, Treasurer and Chief Financial Officer

Puget Technologies, Inc.: Amendment to dated November 15, 2021 to Form 8-K filed on October 18, 2021

Page 7 of 7 excluding exhibits